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To All Offerees of:
GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates Series 1997-GL I

It has come to our attention that the CD ROMs included in the Preliminary Prospectus Supplement inadvertently omitted certain pages from the appraisals for the Mortgaged Properties. A complete CD ROM will be included with the Final Prospectus Supplement.

If you would like to receive any specific appraisals in hardcopy form prior to receipt of the Final Prospectus Supplement, please call
J. Theodore Borter of Goldman, Sachs & Co. at (212) 902-3857.